UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-09005

Name of Registrant:	Vanguard Massachusetts Tax-Exempt Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	R. Gregory Barton, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	November 30

Date of reporting period:	December 1, 2003 - November 30, 2004

Item 1:	Reports to Shareholders

Vanguard® Massachusetts Tax-Exempt Fund

November 30, 2004

CONTENTS

1	LETTER FROM THE CHAIRMAN

6	REPORT FROM THE ADVISOR

9	FUND PROFILE

10	GLOSSARY OF INVESTMENT TERMS

11	PERFORMANCE SUMMARY

12	ABOUT YOUR FUND'S EXPENSES

14	FINANCIAL STATEMENTS

27	ADVANTAGES OF VANGUARD.COM

       SUMMARY

•	During the 2004 fiscal year, interest rates dipped, rose, and dipped again in a climate of economic uncertainty.

•	Vanguard Massachusetts Tax-Exempt Fund generated a return consistent with its investment focus.

•	The fund's return topped the average return of competing funds.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

•	Put your interests first at all times.

•	Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.

•	Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.

•	Communicate candidly not only about the rewards of investing but also about the risks and costs.

•	Maintain highly effective controls to safeguard your assets and protect your confidential information.

•	Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

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LETTER FROM THE CHAIRMAN

Dear Shareholder,

During the 12 months ended November 30, 2004, longer-term interest rates moved down, then up, eventually settling near their levels at the start of the period. In this volatile environment, Vanguard Massachusetts Tax-Exempt Fund produced a 3.3% return, superior to the average return of competing funds.

2004 Total Returns	Fiscal Year Ended November 30
Vanguard Massachusetts
Tax-Exempt Fund	3.3%
SEC 30-Day Annualized Yield: 3.49%
Taxable-Equivalent Yield: 5.67%*
Lehman 10 Year Municipal Bond Index	4.0
Average Massachusetts
Municipal Debt Fund**	3.1
Lehman Municipal Bond Index	4.1

  *This calculation, which assumes a typical itemized tax return, is based on the maximum federal income tax rate of
    35.0% and the maximum Commonwealth of Massachusetts income tax rate. Please see the prospectus for a detailed explanation of the calculation.
**Derived from data provided by Lipper Inc.

The adjacent table presents the total return of the Massachusetts Tax-Exempt Fund and its comparative standards. We also display the fund's yield on November 30, as well as its taxable-equivalent yield. The taxable-equivalent yield can be used to compare the yields of tax-exempt securities with those of fully taxable bonds. This calculation assumes that an investor is subject to the highest federal and state income tax rates.

Please see the table on page 5 for details of the fund's net asset value at the start and the end of the period and its per-share distributions during the fiscal year.

DEFYING EXPECTATIONS, LONGER-TERM YIELDS FINISHED WHERE THEY STARTED

As the fiscal year began, many investors and analysts expected a sharp rise in bond yields from a combination of an improving economy, rising corporate profits, and the Federal Reserve Board's anticipated return to its traditional role of fighting inflation. However, that steep increase never fully materialized during the period, at least not at the longer end of the maturity spectrum.

Initially, bond prices rose and yields fell through March; then the trend sharply reversed, and ultimately yields settled back to roughly where they began. At fiscal year-end, the yield of the 10-year U.S. Treasury note was 4.35%, only 2 basis points (0.02 percentage point) higher than at the start of the period. Mixed signals contributed to bonds' volatility, including a less-than-robust rate of job growth, record high prices for crude oil, and continuing problems in Iraq and elsewhere. All such factors can alter investors' perception of bonds' attractiveness relative to other investment alternatives.

Yields of fixed income securities at the shorter end of the maturity spectrum, which are usually more strongly affected by the Fed's interest rate moves, did rise significantly during the 12 months, a period in which the Fed doubled the target federal funds rate to 2.00% through four quarter point increases. The yield of the 3-month Treasury bill, a proxy for money market yields, rose from 0.93% to 2.22% over the fiscal year.

Market Barometer		Average Annual Total Returns Periods Ended November 30, 2004
		One Year	Three Years	Five Years
Bonds	Lehman Aggregate Bond Index	4.4%	5.6%	7.4%
	(Broad taxable market)
	Lehman Municipal Bond Index	4.1	5.7	6.8
	Citigroup 3-Month Treasury Bill Index	1.2	1.3	2.8

Stocks	Russell 1000 Index (Large-caps)	12.7%	3.4%	-1.3%
	Russell 2000 Index (Small-caps)	17.3	12.6	8.3
	Dow Jones Wilshire 5000 Index	13.6	4.8	-0.7
	(Entire market)
	MSCI All Country World Index
	ex USA (International)	25.2	12.5	1.0

CPI	Consumer Price Index	3.5%	2.5%	2.6%

Overall, the taxable investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned 4.4%. The Lehman Municipal Bond Index returned 4.1%. Corporate bonds, particularly those from below-investment-grade issuers, generally did better than government securities. The Lehman High Yield Index returned 12.0%.

STOCKS ENDED ON A STRONG NOTE

Stock investors received an early holiday gift: A surge in equity prices in November served as a nice bookend to a market rally at the start of the period, more than offsetting a general decline in the middle. The broad U.S. stock market, as measured by the Dow Jones Wilshire 5000 Index, returned 13.6% for the full 12 months.

The fund’s total return for the period exceeded the average return of its peers, a reflection of both the advisor’s skill and the benefit of Vanguard’s low expense ratios.

The gains were broadly based, with the largest advances made by energy-related stocks. Generally, small-capitalization stocks outpaced large-caps, and value stocks—whose prices are considered low relative to earnings, book value, and other measures—outperformed their growth counterparts.

Markets overseas, particularly emerging markets, outpaced the U.S. market even without taking into account the effect of currency exchanges. The burgeoning trade and federal budget deficits were factors in the continued fall in the value of the U.S. dollar relative to most other major currencies. The weak dollar added several percentage points to returns from foreign investments for U.S.-based investors.

INTEREST RATES SEESAWED

The Massachusetts Tax-Exempt Fund was positioned effectively for the volatile interest-rate environment. The advisor, Vanguard Fixed Income Group, kept the fund’s duration (a measure of sensitivity to interest rates) at the low end of its typical range during the first half of the fiscal year, providing some protection from rising rates. During the second half, the advisor allowed the portfolio’s duration to drift back to the neutral range, moderating the defensive posture as bond prices rallied.

The fund’s 12-month total return of 3.3% exceeded the average return of competing funds, reflecting both the advisor’s skill and the return-enhancing benefit of Vanguard’s low expense ratios. (Please see page 12 for more information about costs.) A less-visible benefit of our cost advantage is that the advisor can deliver competitive returns without sacrificing portfolio quality or taking undue risks.

SKILL, DISCIPLINE, AND LOW COSTS HAVE ENHANCED LONGER-TERM RETURNS

The same strategies that produced a strong relative return during the past 12 months—disciplined duration management, an emphasis on high-quality securities, and low costs—have contributed to the Massachusetts Tax-Exempt Fund’s excellent long-term result.

The table below presents the fund’s annualized return since its December 9, 1998, inception, together with the average result for its peer group over the period. We also show the growth of a hypothetical initial investment of $10,000 in each over that period. Clearly, the Vanguard fund created more wealth for shareholders than the comparative standard.

DIFFERENT QUESTIONS, FAMILIAR ANSWERS

As we look back at the past 12 months, there are a number of questions about the direction of the stock and bond marketplaces, which prompts a debate about risk and opportunity. Are interest rates at a transient low or a long-term plateau? Are stock valuations stretched or consistent with corporate fundamentals? In other words, fiscal 2004 has been just like every other year. Our recommendation now, just as it has been during periods of more extreme stock and bond market performance, is to hold a diversified mix of stock, bond, and money market funds, allocated according to your unique circumstances. The lack of variety in our counsel does not reflect a lack of imagination. Rather, it reflects our recognition that balance and diversification give you the best chance of reaching your financial goals.

Disciplined duration management, an emphasis on quality, and low costs have contributed to the fund’s impressive long-term results.

Vanguard provides a number of tools that can help you select, establish, and monitor an asset mix that meets your own needs. If you haven’t

Total Returns			December 9, 1998*-November 30, 2004
	Average Annual Return		Final Value of a $10,000 Initial Investment**
	Vanguard Fund	Average Competing Fund	Vanguard Fund	Average Competing Fund	Vanguard Advantage(TM)
Massachusetts
Tax-Exempt Fund	5.0%	4.3%	$13,374	$12,872	$502

*The fund's inception date.
**Assuming reinvestment of all income dividends and capital gains distributions.
Note: Returns shown are rounded, but the dollar calculations are based on unrounded return figures.

done so already, I encourage you to visit Vanguard.com to explore some of these resources.

Thank you for entrusting us with your assets.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

DECEMBER 23, 2004

Your Fund's Performance at a Glance		November 30, 2003-November 30, 2004

			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains
Massachusetts
Tax-Exempt Fund	$10.27	$10.18	$0.418	$0.000

REPORT FROM THE ADVISOR

Interest rates were volatile throughout the 2004 fiscal year, hitting a low early in March, rising markedly during the summer, and then declining again at the period’s close. The Massachusetts Tax-Exempt Fund performed well in this unsettled environment, posting a return of 3.3%, which exceeded the average return of competing funds.

THE U.S. ECONOMY EXPANDED SOLIDLY

Over the 12 months ended November 30, the economy expanded at a solid rate of 4.0%, near a level last seen in the late 1990s. Growth in consumer spending and business investment drove much of the increase, even as the recent run-up in oil prices put pressure on consumer and corporate cash flow. The current-account deficit (which includes the trade deficit) remained at a record high 5.6% of gross domestic product.

Although payrolls expanded along with the economy, job growth slowed in the third quarter of calendar 2004, falling below the rate considered sufficient to reduce the level of unemployment over time. The U.S. unemployment rate nevertheless stood at 5.4% in November, a low level by historical norms. As our fiscal year ended, most leading indicators suggested that labor market conditions remained promising for increased hiring.

Investment Philosophy

The advisor believes that the fund, while operating within stated maturity and stringent quality targets, can achieve a relatively high level of current income that is exempt from federal and Massachusetts income taxes by investing in high-quality securities issued by Massachusetts state, county, and municipal governments.

Despite rising oil prices, various inflationary measures decelerated in the third calendar quarter, remaining near historical lows. Economic data generally appeared to confirm the Federal Reserve Board’s view that the acceleration in inflation witnessed earlier in 2004 was “temporary.” Indeed, Fed officials reiterated that longer-term inflation expectations were low and stable.

During the fiscal year, the Fed’s Open Market Committee (FOMC) raised short-term interest rates four times. By the end of November, the target federal funds rate stood at 2.0%. The FOMC has repeatedly signaled its intention to raise rates further in order to remove its considerable monetary accommodation (i.e., a negative inflation-adjusted federal funds rate), although it has noted that future decisions are contingent on the strength of economic data.

MUNICIPAL BONDS TRAILED TREASURIES

During the fiscal year, the yields of U.S. Treasury bonds with maturities of more than 10 years were generally stable. (The yield of the 30-year bond actually fell.) The picture was very different for shorter maturities, as the Fed’s actions placed upward pressure on yields.

In the municipal bond market, yields crept higher among long-maturity bonds and rose more sharply among short-term securities, causing the municipal market to underperform the Treasury market except among the very shortest maturities. As of November 30, the ratios of municipal bond yields to the yields of Treasury bonds of comparable maturity were roughly at the midpoint of their 12-month highs and lows. A 10-year AAA general obligation tax-exempt bond yielded about 84% of its U.S. Treasury counterpart, suggesting that municipal bonds offered attractive after-tax yields relative to Treasuries.

Yields of Municipal Bonds
(AAA-Rated General-Obligation Issues)

Maturity	Nov. 30, 2003	Nov. 30, 2004	Change (basis points)
2 years	1.40%	2.19%	+79
5 years	2.39	2.85	+46
10 years	3.55	3.66	+11
30 years	4.72	4.76	+4

Source: The Vanguard Group.

Yields of U.S. Treasury Securities

Maturity	Nov. 30, 2003	Nov. 30, 2004	Change (basis points)
2 years	2.04%	3.00%	+96
5 years	3.35	3.69	+34
10 years	4.33	4.35	+2
30 years	5.13	5.00	-13

Source: The Vanguard Group.

The supply of municipal bonds nationally declined 12.8% during the fiscal year, though issuance rates remained above longer-term trends. If interest rates continue to rise, issuance could decline further--generally a positive development for municipal bond investors.

During the fiscal year, Massachusetts enjoyed a stable operating budget with improving revenues. The state was one of the hardest hit by the 2001-2003 economic contraction, during which it lost nearly 195,000 jobs. However, Massachusetts officials reacted forthrightly to this by freezing scheduled tax cuts, reducing local spending in 2002 and 2003, and drawing on the state's "rainy day" fund. By calendar 2004, revenues had improved.

Massachusetts, which has historically carried a high level of debt, currently has the second-highest debt burden in the country. However, this is mitigated by the state's record of fiscal management, as well as by recent employment gains and a diverse economy.

THE FUND EMPHASIZED RISK CONTROL AND QUALITY

Throughout the fiscal year, the Massachusetts Tax-Exempt Fund maintained its emphasis on the market's high-quality securities. At the start of the period, the fund's duration was near the short end of its typical range, moderating the fund's interest-rate sensitivity. As the year progressed, we allowed the duration to drift back toward a neutral stance.

A key reason for the fund's strong results, both recently and over the long term, is the combination of conservative portfolio management with low operating costs, which reduces the need to take unnecessary risks in pursuit of return. Vanguard's expense advantage is important in any market environment, but it's especially critical in the current environment of low yields.

Robert F. Auwaerter, PRINCIPAL

Christopher M. Ryon, PRINCIPAL

VANGUARD FIXED INCOME GROUP

DECEMBER 23, 2004

FUND PROFILE
As of 11/30/2004	This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 10.

MASSACHUSETTS TAX-EXEMPT FUND
Financial Attributes
	Fund	Comparative Index*	Broad Index**
Number of Issues	185	9,147	49,414
Yield	3.5%	—	—
Yield to Maturity	3.9%†	3.7%	3.8%
Average Coupon	4.8%	5.2%	5.1%
Average Effective Maturity	8.2 years	7.1 years	7.1 years
Average Quality	AAA	AA+	AA+
Average Duration	6.5 years	5.8 years	5.5 years
Expense Ratio	0.14%	—	—
Short-Term Reserves	8%	—	—

Volatility Measures
	Fund	Comparative Index*	Fund	Broad Index**
R-Squared	0.97	1.00	0.97	1.00
Beta	0.85	1.00	0.98	1.00

Distribution by Maturity (% of portfolio)

Under 1 Year	10%
1-5 Years	17
5-10 Years	56
10-20 Years	15
20-30 Years	2

Total	100%

  *Lehman 10 Year Municipal Bond Index.
**Lehman Municipal Bond Index.
†Before expenses.

Distribution by Credit Quality (% of portfolio)

MIG-1	1%
AAA	71
AA	20
A	3
BBB	5

Total	100%

Investment Focus

         Visit our website at Vanguard.com
for regularly updated fund information.

GLOSSARY OF INVESTMENT TERMS

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A snapshot of a fund’s interest income. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

PERFORMANCE SUMMARY
As of 11/30/2004	All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

MASSACHUSETTS TAX-EXEMPT FUND

Cumulative Performance December 9, 1998–November 30, 2004

	Average Annual Total Returns Periods Ended November 30, 2004
	One Year	Five Years	Since Inception*	Final Value of a $10,000 Investment
Massachusetts Tax-Exempt Fund	3.25%	6.72%	4.99%	$13,374
Lehman Municipal Bond Index	4.07	6.78	5.40	13,692
Lehman 10 Year Municipal Bond Index	4.03	6.68	5.42	13,707
Average Massachusetts Municipal Debt Fund**	3.06	5.98	4.32	12,872

Fiscal-Year Total Returns (%) December 9, 1998-November 30, 2004
	Massachusetts Tax-Exempt Fund Investor Shares			Lehman Index †		Massachusetts Tax-Exempt Fund Investor Shares			Lehman Index †
Fiscal Year	Capital Return	Income Return	Total Return	Total Return	Fiscal Year	Capital Return	Income Return	Total Return	Total Return
1999	-7.5%	4.1%	-3.4%	-0.8%	2002	0.8%	4.8%	5.6%	6.7%
2000	3.8	5.4	9.2	7.7	2003	2.2	4.5	6.7	6.9
2001	3.9	5.0	8.9	8.2	2004	-0.9	4.2	3.3	4.0

Average Annual Total Returns for periods ended September 30, 2004

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since Inception
	Inception Date	One Year	Five Years	Capital	Income	Total
Massachusetts Tax-Exempt Fund	12/9/1998	4.38%	6.77%	0.49%	4.72%	5.21%

  *December 9, 1998.
**Derived from data provided by Lipper Inc.
†Lehman 10 Year Municipal Bond Index.
Note: See Financial Highlights table on page 23 for dividend and capital gains information.

ABOUT YOUR FUND’S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return.

Six Months Ended November 30, 2004

Massachusetts Tax-Exempt Fund	Beginning Account Value 5/31/2004	Ending Account Value 11/30/2004	Expenses Paid During Period*
Based on Actual
Fund Return	$1,000.00	$1,037.71	$0.66
Based on Hypothetical
5% Yearly Return	1,000.00	1,024.35	0.66

*These calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratio for that period is 0.13%. The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied six-month period, then divided by the number of days in the most recent 12-month period.

You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Expense Ratios:
Your fund compared with its peer group

	Fund	Average Massachusetts Municipal Debt Fund
Massachusetts Tax-Exempt Fund	0.14%	1.20%*

*Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

Note that the expenses shown in the table on page 12 are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

As of 11/30/2004	FINANCIAL STATEMENTS

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s municipal bond holdings, including each security’s market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Massachusetts Tax-Exempt Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
MUNICIPAL BONDS (100.5%)

Beverly MA GO	5.25%	11/1/2012 (1)	$ 1,925	$ 2,152
Beverly MA GO	5.25%	11/1/2013 (1)	1,855	2,074
Boston MA Convention Center Rev	5.00%	5/1/2018 (2)	4,975	5,259
Boston MA GO	5.75%	2/1/2010 (Prere.)	1,955	2,204
Boston MA GO	5.00%	2/1/2018 (1)	3,765	3,993
Boston MA Special Obligation Rev. (Boston City Hosp.)	5.00%	8/1/2017 (1)	2,000	2,125
Boston MA Water & Sewer Comm. Rev	5.75%	11/1/2013	540	610
Chelsea MA GO	5.50%	6/15/2009 (2)	90	100
Dudley Charlton MA Regional School Dist. GO	5.125%	6/15/2014 (3)	2,305	2,563
Foxborough MA Stadium Infrastructure Improvement Rev	5.75%	6/1/2025	2,500	2,739
Framingham MA Housing Auth. Mortgage Rev	6.20%	2/20/2021	900	1,007
Framingham MA Housing Auth. Mortgage Rev	6.35%	2/20/2032	2,000	2,200
Holliston MA BAN	3.00%	4/15/2005	4,750	4,765
Holyoke MA Gas & Electric Dept. Rev	5.00%	12/1/2021 (1)	2,395	2,501
Littleton MA GO	5.00%	1/15/2022 (3)	1,280	1,348
Lynn MA GO	5.25%	6/1/2013 (2)	1,530	1,678
Malden MA GO	5.20%	8/1/2014 (1)	2,700	2,906
Malden MA GO	5.10%	8/1/2017 (1)	2,765	2,949
Marlborough MA GO	6.75%	6/15/2008 (3)	1,400	1,592

	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Mashpee MA GO	5.125%	2/1/2008 (1)(Prere.)	$1,025	$1,114
Mashpee MA GO	5.35%	2/1/2008 (1)(Prere.)	1,525	1,668
Massachusetts Bay Transp. Auth. Rev	7.00%	3/1/2009	2,000	2,321
Massachusetts Bay Transp. Auth. Rev	5.50%	7/1/2022 †	5,285	6,012
Massachusetts Bay Transp. Auth. Rev	5.25%	7/1/2023	5,325	5,881
Massachusetts Bay Transp. Auth. Rev	5.50%	7/1/2024 †	2,500	2,823
Massachusetts Bay Transp. Auth. Rev	5.25%	7/1/2030	5,000	5,179
Massachusetts College Building Auth. Rev	0.00%	5/1/2017 (10)	3,340	1,884
Massachusetts Dev. Finance Agency Rev
(Boston Univ.)	5.375%	5/15/2039	1,575	1,599
Massachusetts Dev. Finance Agency Rev
(Boston Univ.) VRDO	1.65%	12/1/2004 (10)	2,200	2,200
Massachusetts Dev. Finance Agency Rev
(Brooks School) VRDO	1.67%	12/7/2004 (1)	3,500	3,500
Massachusetts Dev. Finance Agency Rev
(College of Pharmacy and Allied Health Services)	5.75%	7/1/2033	1,000	1,030
Massachusetts Dev. Finance Agency Rev
(Deerfield Academy)	5.00%	10/1/2028	1,500	1,531
Massachusetts Dev. Finance Agency Rev
(Deerfield Academy)	5.00%	10/1/2033	2,000	2,031
Massachusetts Dev. Finance Agency Rev
(Jewish Philanthropies)	5.25%	2/1/2022	2,750	2,920
Massachusetts Dev. Finance Agency Rev
(Mount Holyoke College)	5.25%	7/1/2031	4,000	4,128
Massachusetts Dev. Finance Agency Rev
(Neville Communities)	6.00%	6/20/2044	1,500	1,623
Massachusetts Dev. Finance Agency Rev
(Smith College)	5.75%	7/1/2010 (Prere.)	3,000	3,427
Massachusetts Dev. Finance Agency Rev
(Smith College)	5.75%	7/1/2010 (Prere.)	1,195	1,365
Massachusetts Dev. Finance Agency Rev
(Smith College) VRDO	1.66%	12/7/2004	6,395	6,395
Massachusetts Dev. Finance Agency Rev
(Suffolk Univ.)	5.85%	7/1/2029	2,000	2,054
Massachusetts Dev. Finance Agency Rev
(Western New England College)	5.875%	12/1/2022	600	629
Massachusetts Dev. Finance Agency Rev
(Western New England College)	6.125%	12/1/2032	1,000	1,045
Massachusetts Dev. Finance Agency Rev
(Xaverian Brothers High School)	5.55%	7/1/2019	1,000	1,042
Massachusetts Dev. Finance Agency Rev
(Xaverian Brothers High School)	5.65%	7/1/2029	1,500	1,531
Massachusetts Educ. Finance Auth. Educ. Loan Rev	4.55%	7/1/2009 (2)	1,165	1,180
Massachusetts Educ. Finance Auth. Educ. Loan Rev	4.65%	7/1/2010 (2)	875	887
Massachusetts Educ. Finance Auth. Educ. Loan Rev	5.00%	1/1/2013 (2)	1,600	1,637
Massachusetts Educ. Finance Auth. Educ. Loan Rev	5.30%	1/1/2016 (2)	2,405	2,447
Massachusetts Educ. Finance Auth. Educ. Loan Rev	6.05%	12/1/2017 (1)	2,000	2,065
Massachusetts GAN	5.125%	12/15/2010	1,480	1,604
Massachusetts GAN	5.75%	12/15/2010	3,000	3,406
Massachusetts GAN	5.125%	12/15/2012	1,750	1,897
Massachusetts GO	5.50%	7/1/2005 (2)(Prere.)	3,500	3,606

Massachusetts Tax-Exempt Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Massachusetts GO	5.25%	9/1/2008	$ 1,850	$ 2,014
Massachusetts GO	5.625%	6/1/2010 (Prere.)	1,450	1,634
Massachusetts GO	5.75%	6/1/2010 (Prere.)	5,290	5,996
Massachusetts GO	5.75%	6/1/2010 (Prere.)	8,545	9,686
Massachusetts GO	5.25%	8/1/2018	1,195	1,317
Massachusetts GO	5.50%	10/1/2018	4,955	5,598
Massachusetts GO	5.25%	8/1/2022	5,000	5,486
Massachusetts GO VRDO	1.68%	12/1/2004	2,000	2,000
Massachusetts GO VRDO	1.64%	12/7/2004	2,000	2,000
Massachusetts GO VRDO	1.73%	12/7/2004	600	600
Massachusetts Health & Educ. Fac. Auth. Rev. (MIT)	5.25%	7/1/2021	6,765	7,590
Massachusetts Health & Educ. Fac. Auth. Rev. (MIT)	5.50%	7/1/2032	3,000	3,376
Massachusetts Health & Educ. Fac. Auth. Rev
(Baystate Medical Center)	5.75%	7/1/2033	5,000	5,193
Massachusetts Health & Educ. Fac. Auth. Rev
(Berklee College of Music)	5.00%	10/1/2017 (1)*	1,250	1,336
Massachusetts Health & Educ. Fac. Auth. Rev
(Boston Medical Center)	5.00%	7/1/2019 (1)	50	51
Massachusetts Health & Educ. Fac. Auth. Rev
(Caritas Christi Obligated Group)	6.75%	7/1/2016	2,000	2,218
Massachusetts Health & Educ. Fac. Auth. Rev
(Dana Farber Cancer Project)	6.25%	12/1/2005 (Prere.)	3,850	4,085
Massachusetts Health & Educ. Fac. Auth. Rev
(Harvard Univ.)	6.00%	7/1/2010 (Prere.)	5,825	6,731
Massachusetts Health & Educ. Fac. Auth. Rev
(Harvard Univ.)	6.25%	4/1/2020	1,000	1,229
Massachusetts Health & Educ. Fac. Auth. Rev
(Harvard Univ.)	5.125%	7/15/2037	5,000	5,105
Massachusetts Health & Educ. Fac. Auth. Rev
(Harvard Univ.) TOB VRDO	1.73%	12/7/2004 (Prere.)	4,000	4,000
Massachusetts Health & Educ. Fac. Auth. Rev
(Harvard Univ.) VRDO	1.50%	12/7/2004	900	900
Massachusetts Health & Educ. Fac. Auth. Rev
(Harvard Univ.) VRDO	1.52%	12/7/2004	300	300
Massachusetts Health & Educ. Fac. Auth. Rev
(Lahey Clinic Medical Center)	5.375%	7/1/2023 (1)	3,500	3,542
Massachusetts Health & Educ. Fac. Auth. Rev
(Massachusetts General Hosp.)	6.25%	7/1/2012 (2)	500	568
Massachusetts Health & Educ. Fac. Auth. Rev
(Milton Hosp.)	5.50%	7/1/2010	520	543
Massachusetts Health & Educ. Fac. Auth. Rev
(Milton Hosp.)	5.50%	7/1/2016	1,235	1,239
Massachusetts Health & Educ. Fac. Auth. Rev
(New England Medical Center Hosp.)	5.375%	5/15/2013 (3)	3,835	4,232
Massachusetts Health & Educ. Fac. Auth. Rev
(New England Medical Center Hosp.)	5.375%	5/15/2014 (3)	3,000	3,288
Massachusetts Health & Educ. Fac. Auth. Rev
(Partners Healthcare System)	5.25%	7/1/2011	2,080	2,252
Massachusetts Health & Educ. Fac. Auth. Rev
(Partners Healthcare System)	5.25%	7/1/2012	2,850	3,060
Massachusetts Health & Educ. Fac. Auth. Rev
(Partners Healthcare System)	5.25%	7/1/2014	1,000	1,061

	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Massachusetts Health & Educ. Fac. Auth. Rev
(Partners Healthcare System)	5.25%	7/1/2015 (1)	$ 390	$ 415
Massachusetts Health & Educ. Fac. Auth. Rev
(Partners Healthcare System)	5.25%	7/1/2015	3,000	3,172
Massachusetts Health & Educ. Fac. Auth. Rev
(Partners Healthcare System)	5.375%	7/1/2024 (1)	1,640	1,712
Massachusetts Health & Educ. Fac. Auth. Rev
(Simmons College)	5.00%	10/1/2020 (3)	1,090	1,151
Massachusetts Health & Educ. Fac. Auth. Rev
(Simmons College)	5.00%	10/1/2022 (3)	1,175	1,228
Massachusetts Health & Educ. Fac. Auth. Rev
(Tufts Univ.)	5.25%	2/15/2030	2,000	2,061
Massachusetts Health & Educ. Fac. Auth. Rev
(Univ. of Massachusetts Memorial Health Care Inc.)	5.25%	7/1/2014 (2)	1,000	1,083
Massachusetts Health & Educ. Fac. Auth. Rev
(Univ. of Massachusetts Memorial Health Care Inc.)	6.50%	7/1/2021	5,000	5,330
Massachusetts Health & Educ. Fac. Auth. Rev
(Univ. of Massachusetts Memorial Health Care Inc.)	6.625%	7/1/2032	1,000	1,058
Massachusetts Health & Educ. Fac. Auth. Rev
(Univ. of Massachusetts)	5.125%	10/1/2027 (3)	1,850	1,903
Massachusetts Health & Educ. Fac. Auth. Rev
(Univ. of Massachusetts)	5.875%	10/1/2029 (3)	4,000	4,464
Massachusetts Health & Educ. Fac. Auth. Rev
(Univ. of Massachusetts)	5.125%	10/1/2034 (3)	2,500	2,549
Massachusetts Health & Educ. Fac. Auth. Rev
(Univ. of Massachusetts) VRDO	1.62%	12/7/2004 LOC	5,000	5,000
Massachusetts Health & Educ. Fac. Auth. Rev
(Univ. of Massachusetts/Worcester)	5.125%	10/1/2023 (3)	1,000	1,040
Massachusetts Health & Educ. Fac. Auth. Rev
(Univ. of Massachusetts/Worcester)	5.25%	10/1/2031 (1)	4,000	4,159
Massachusetts Health & Educ. Fac. Auth. Rev
(Wellesley College)	5.00%	7/1/2023	2,400	2,488
Massachusetts Health & Educ. Fac. Auth. Rev
(Wellesley College) VRDO	1.59%	12/1/2004	1,400	1,400
Massachusetts Health & Educ. Fac. Auth. Rev
(Williams College)	5.00%	7/1/2028	1,000	1,016
Massachusetts Housing Finance Agency Housing Rev	5.70%	7/1/2020 (2)	1,500	1,573
Massachusetts Housing Finance Agency Housing Rev	5.80%	7/1/2030 (2)	1,500	1,548
Massachusetts Housing Finance Agency Housing Rev
(Rental Housing)	5.55%	7/1/2032 (4)	1,500	1,535
Massachusetts Housing Finance Agency Rev
(Housing Dev.)	5.05%	6/1/2010 (1)	585	590
Massachusetts Housing Finance Agency Rev
(Housing Dev.)	5.15%	12/1/2011 (1)	935	943
Massachusetts Housing Finance Agency
Single Family Housing Rev	5.65%	6/1/2031 (4)	810	812
Massachusetts Ind. Finance Agency
Resource Recovery Rev. (Refusetech Inc.)	6.30%	7/1/2005	3,055	3,091
Massachusetts Ind. Finance Agency Rev. (Babson College)	5.375%	10/1/2017	1,000	1,046
Massachusetts Ind. Finance Agency Rev
(Buckingham Browne) VRDO	1.67%	12/7/2004 LOC	5,300	5,300

Massachusetts Tax-Exempt Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Massachusetts Ind. Finance Agency Rev
(College of the Holy Cross)	5.50%	3/1/2016 (1)	$1,000	$1,056
Massachusetts Muni. Wholesale Electric Co.
Power System Rev	5.00%	7/1/2010 (2)ETM	815	873
Massachusetts Muni. Wholesale Electric Co.
Power System Rev	5.25%	7/1/2012 (1)	2,975	3,298
Massachusetts Muni. Wholesale Electric Co.
Power System Rev	5.25%	7/1/2013 (1)	3,255	3,581
Massachusetts Muni. Wholesale Electric Co.
Power System Rev	5.25%	7/1/2016 (1)	4,500	4,857
Massachusetts Port Auth. Rev	5.25%	7/1/2008	1,325	1,417
Massachusetts Port Auth. Rev	5.25%	7/1/2008 (4)	2,000	2,156
Massachusetts Port Auth. Rev	5.50%	7/1/2009 (4)	2,000	2,191
Massachusetts Port Auth. Rev	5.10%	7/1/2010	1,175	1,225
Massachusetts Port Auth. Rev	5.75%	7/1/2010	1,000	1,122
Massachusetts Port Auth. Rev	5.25%	7/1/2013 (1)	2,260	2,388
Massachusetts Port Auth. Rev	5.375%	7/1/2018	2,000	2,157
Massachusetts Port Auth. Rev	5.75%	7/1/2019	1,000	1,056
Massachusetts Special Obligation Rev	5.50%	6/1/2010 (2)	3,150	3,319
Massachusetts Special Obligation Rev	5.00%	6/1/2017	2,040	2,155
Massachusetts Turnpike Auth. Rev
(Metro. Highway System)	0.00%	1/1/2020 (1)	3,000	1,475
Massachusetts Turnpike Auth. Rev
(Metro. Highway System)	0.00%	1/1/2025 (1)	5,000	1,801
Massachusetts Turnpike Auth. Rev
(Metro. Highway System)	0.00%	1/1/2028 (1)	6,530	1,939
Massachusetts Water Pollution Abatement Trust	5.375%	8/1/2009 (Prere.)	1,435	1,603
Massachusetts Water Pollution Abatement Trust	5.75%	8/1/2009 (Prere.)	615	697
Massachusetts Water Pollution Abatement Trust	5.25%7	8/1/201	5,000	5,497
Massachusetts Water Pollution Abatement Trust	5.25%	8/1/2022	3,500	3,899
Massachusetts Water Pollution Abatement Trust	5.375%	8/1/2027	2,565	2,705
Massachusetts Water Pollution Abatement Trust	5.50%	8/1/2029	1,000	1,070
Massachusetts Water Pollution Abatement Trust	5.75%	8/1/2029	2,490	2,738
Massachusetts Water Resources Auth. Rev	5.50%	11/1/2006 (3)(Prere.)	120	128
Massachusetts Water Resources Auth. Rev	6.00%	12/1/2011 (3)	4,120	4,784
Massachusetts Water Resources Auth. Rev	5.50%	8/1/2014 (4)	3,250	3,703
Massachusetts Water Resources Auth. Rev. VRDO	1.64%	12/7/2004 (2)	4,360	4,360
Massachusetts Water Resources Auth. Rev. VRDO	1.64%	12/7/2004 (3)	1,940	1,940
Narragansett MA Regional School Dist. GO	6.50%	6/1/2013 (2)	1,210	1,408
Pittsfield MA GO	5.00%	4/15/2018 (1)	1,000	1,063
Quabog MA Regional School Dist. GO	5.50%	6/1/2018 (4)	1,355	1,510
Quabog MA Regional School Dist. GO	5.50%	6/1/2019 (4)	1,355	1,496
Rail Connections Inc. Massachusetts Rev	5.25%	7/1/2008 (ETM)	705	769
Rail Connections Inc. Massachusetts Rev	5.30%	7/1/2009 (ETM)	340	375
Rail Connections Inc. Massachusetts Rev	5.40%	7/1/2009 (Prere.)	520	585
Rail Connections Inc. Massachusetts Rev	5.50%	7/1/2009 (Prere.)	1,175	1,327
Rail Connections Inc. Massachusetts Rev	6.00%	7/1/2009 (Prere.)	570	656
Rail Connections Inc. Massachusetts Rev	6.00%	7/1/2009 (Prere.)	1,030	1,185
Route 3 North Transp. Improvement Assoc
Massachusetts Lease Rev	5.375%	6/15/2010(1)(Prere.)	2,500	2,785
Shrewsbury MA GO	5.00%	8/15/2013	1,030	1,120

	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Shrewsbury MA GO	5.00%	8/15/2017	$ 1,900	$ 2,032
Shrewsbury MA GO	5.00%	8/15/2018	3,185	3,393
Shrewsbury MA GO	5.00%	8/15/2019	1,000	1,062
Tantasqua MA Regional School Dist. GO	5.125%	8/15/2015 (4)	2,575	2,797
Univ. of Massachusetts Building Auth. Refunding Rev	6.875%	5/1/2014	1,000	1,241
Univ. of Massachusetts Building Auth. Rev	5.50%	11/1/2015 (2)	2,600	2,870
Univ. of Massachusetts Building Auth. Rev	5.50%	11/1/2018 (2)	2,400	2,642
Univ. of Massachusetts Building Auth. Rev	5.125%	11/1/2019	1,135	1,204
Westborough MA GO	5.00%	11/15/2008	3,460	3,759
Westfield MA GO	5.00%	5/1/2010 (3)(Prere.)	1,715	1,890
Worcester MA GO	5.50%	10/1/2009 (3)	1,000	1,115
Worcester MA GO	5.50%	8/15/2014 (3)	1,445	1,620
Worcester MA GO	5.75%	4/1/2015 (4)	1,000	1,126
Worcester MA GO	5.50%	8/15/2015 (3)	1,190	1,327
Worcester MA GO	5.625%	8/15/2016 (3)	1,640	1,844
Worcester MA GO	5.25%	8/15/2021 (3)	1,500	1,616
Outside Massachusetts:
Puerto Rico Electric Power Auth. Rev	5.25%	7/1/2013 (1)	4,075	4,584
Puerto Rico Electric Power Auth. Rev	5.50%	7/1/2017 (1)	5,000	5,752
Puerto Rico GO	5.50%	7/1/2014 (3)	5,000	5,738
Puerto Rico GO	5.50%	7/1/2019 (2)	2,500	2,884
Puerto Rico GO	5.50%	7/1/2022 (3)	3,500	4,010
Puerto Rico Govt. Dev. Bank VRDO	1.58%	12/7/2004 (1)	3,000	3,000
Puerto Rico Highway & Transp. Auth. Rev	5.50%	7/1/2012 (3)	5,080	5,788
Puerto Rico Housing Finance Corp. Home Mortgage Rev	5.30%	12/1/2028	2,285	2,319
Puerto Rico Muni. Finance Agency	5.00%	8/1/2013 (4)	3,900	4,275
Puerto Rico Public Buildings Auth. Govt. Fac. Rev	5.25%	7/1/2012 (Prere.)	1,100	1,216
Puerto Rico Public Buildings Auth. Govt. Fac. Rev	5.25%	7/1/2014 (3)	5,000	5,638
Puerto Rico Public Buildings Auth. Govt. Fac. Rev	5.25%	7/1/2036	400	410
Puerto Rico Public Finance Corp.	5.50%	2/1/2012 (Prere.)	2,015	2,268
Puerto Rico Public Finance Corp.	5.125%	6/1/2024 (2)	2,155	2,337
Puerto Rico Public Finance Corp.	5.50%	8/1/2029	665	695

TOTAL MUNICIPAL BONDS
(Cost $436,333)				452,244

OTHER ASSETS AND LIABILITIES (-0.5%)

Other Assets—Note B				8,080
Liabilities				(10,389)

				(2,309)

NET ASSETS (100%)

Applicable to 44,179,345 outstanding $.001
par value shares of beneficial interest (unlimited authorization)				$449,935

NET ASSET VALUE PER SHARE				$10.18

^See Note A in Notes to Financial Statements.
*Security segregated as initial margin for open futures contracts.
†Security purchased on a when-issued or delayed delivery basis of which the fund has not taken delivery as of November 30, 2004.
For key to abbreviations and other references, see page 20.

Massachusetts Tax-Exempt Fund	Amount (000)	Per Share
AT NOVEMBER 30, 2004, NET ASSETS CONSISTED OF:

Paid-in Capital	$437,125	$9.89
Undistributed Net Investment Income	—	—
Accumulated Net Realized Losses	(2,748)	(.06)
Unrealized Appreciation (Depreciation)
Investment Securities	15,911.36
Futures Contracts	(353)	(.01)

NET ASSETS	$449,935	$10.18

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

KEY TO ABBREVIATIONS

BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
IDA—Industrial Development Authority Bond.
IDR—Industrial Development Revenue Bond.
PCR—Pollution Control Revenue Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
UFSD—Union Free School District.
USD—United School District.
VRDO—Variable Rate Demand Obligation.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

Massachusetts Tax-Exempt Fund Year Ended November 30, 2004 (000)
INVESTMENT INCOME
Income
Interest	$17,963

Total Income	17,963

Expenses
The Vanguard Group—Note B
Investment Advisory Services	53
Management and Administrative	435
Marketing and Distribution	70
Custodian Fees	6
Auditing Fees	17
Shareholders' Reports	7

Total Expenses	588

NET INVESTMENT INCOME	17,375

REALIZED NET GAIN (LOSS)
Investment Securities Sold	698
Futures Contracts	314

REALIZED NET GAIN (LOSS)	1,012

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities	(4,584)
Futures Contracts	(607)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	(5,191)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,196

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions—Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions—Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

	Massachusetts Tax-Exempt Fund
	Year Ended November 30,
	2004 (000)	2003 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$ 17,375	$ 17,159
Realized Net Gain (Loss)	1,012	1,675
Change in Unrealized Appreciation (Depreciation)	(5,191)	6,697

Net Increase (Decrease) in Net Assets Resulting from Operations	13,196	25,531

Distributions
Net Investment Income	(17,375)	(17,159)
Realized Capital Gain	—	—

Total Distributions	(17,375)	(17,159)

Capital Share Transactions [1]
Issued	113,059	118,373
Issued in Lieu of Cash Distributions	12,082	11,975
Redeemed	(85,272)	(99,437)

Net Increase (Decrease) from Capital Share Transactions	39,869	30,911

Total Increase (Decrease)	35,690	39,283

Net Assets
Beginning of Period	414,245	374,962

End of Period	$449,935	$414,245

[1] Shares Issued (Redeemed)
Issued	11,041	11,599
Issued in Lieu of Cash Distributions	1,183	1,170
Redeemed	(8,374)	(9,754)

Net Increase (Decrease) in Shares Outstanding	3,850	3,015

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Massachusetts Tax-Exempt Fund
	Year Ended November 30,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$10.27	$10.05	$9.97	$9.60	$9.25
Investment Operations
Net Investment Income	.418	.443	.465	.476	.479
Net Realized and Unrealized Gain (Loss) on Investments	(.090)	.220	.080	.370	.350
Total from Investment Operations	.328	.663	.545	.846	.829

Distributions
Dividends from Net Investment Income	(.418)	(.443)	(.465)	(.476)	(.479)
Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(.418)	(.443)	(.465)	(.476)	(.479)

Net Asset Value, End of Period	$10.18	$10.27	$10.05	$9.97	$9.60

Total Return	3.25%	6.70%	5.58%	8.93%	9.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$450	$414	$375	$294	$183
Ratio of Total Expenses to Average Net Assets	0.14%	0.16%	0.14%	0.16%	0.19%
Ratio of Net Investment Income to Average Net Assets	4.08%	4.35%	4.63%	4.77%	5.15%
Portfolio Turnover Rate	7%	24%	16%	26%	34%

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Massachusetts Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Massachusetts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.	Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securi- ties' primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2.	Futures Contracts: The fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, main- taining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.	Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.	Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5.	Other: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2004, the fund had contributed capital of $63,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

At November 30, 2004, the fund had capital losses of $537,000 available to offset future net capital gains through November 30, 2010.

The fund had realized losses totaling $2,564,000 through November 30, 2004, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes.

At November 30, 2004, net unrealized appreciation of investment securities for tax purposes was $13,347,000, consisting of unrealized gains of $14,597,000 on securities that had risen in value since their purchase and $1,250,000 in unrealized losses on securities that had fallen in value since their purchase.

At November 30, 2004, the aggregate settlement value of open futures contracts expiring through March 2005 and the related unrealized appreciation (depreciation) were:

		(000)
Futures Contracts	Number of Long (Short) Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)
30-Year U.S. Treasury Bond	180	$19,823	$(353)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

D. During the year ended November 30, 2004, the fund purchased $60,803,000 of investment securities and sold $27,909,000 of investment securities, other than temporary cash investments.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard Massachusetts Tax-Exempt Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Massachusetts Tax-Exempt Fund (the “Fund”) at November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 10, 2005

SPECIAL 2004 TAX INFORMATION

(UNAUDITED) FOR VANGUARD MASSACHUSETTS TAX-EXEMPT FUND

This information for the fiscal year ended November 30, 2004, is included pursuant to provisions of the Internal Revenue Code.

The fund designates 100% of its income dividends as exempt-interest dividends.

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THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard® funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (131)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES

Charles D. Ellis (1937) January 2001	Trustee (131)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001†	Trustee (131)	Chairman and Chief Executive Officer (since October 1999), Vice
Chairman (January-September 1999), and Vice President (prior to
September 1999) of Rohm and Haas Co. (chemicals); Director of
Technitrol, Inc. (electronic components), and Agere Systems (commu-
nications components); Board Member of the American Chemistry
Council; Trustee of Drexel University.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (131)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
(software company).

†	December 2002 for Vanguard® Equity Income Fund, Vanguard® Growth Equity Fund, the Vanguard® Municipal Bond Funds, and the Vanguard® State Tax-Exempt Funds.

the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (131)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (131)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (131)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins (1957) July 1998	Treasurer (131)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, PlainTalk , Vanguard Advantage,and the ship logo are trademarks of The Vanguard Group, Inc.	World Wide Web www.vanguard.com

All other marks are the exclusive property of their respective owners.	Fund Information 1-800-662-7447

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information
This report is intended for the fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.	Direct Investor Account Services 1-800-662-2739

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 1- 800- 662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.	Institutional Investor Services 1-800-523-1036

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942- 8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.	Text Telephone 1-800-952-3335

© 2005 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

Q1680 012005

Item 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

Item 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, Burton G. Malkiel, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2004: $17,000
Fiscal Year Ended November 30, 2003: $25,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended November 30, 2004: $1,685,500
Fiscal Year Ended November 30, 2003: $1,620,200

(b)     Audit-Related Fees.

Fiscal Year Ended November 30, 2004: $257,800
Fiscal Year Ended November 30, 2003: $324,460

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended November 30, 2004: $76,400
Fiscal Year Ended November 30, 2003: $409,900

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended November 30, 2004: $0
Fiscal Year Ended November 30, 2003: $31,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, members of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2004: $76,400
Fiscal Year Ended November 30, 2003: $440,900

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Controls and Procedures.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	January 18, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	January 18, 2005

VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	January 18, 2005

*By Power of Attorney. Filed on December 20, 2004, see File Number 002-14336. Incorporated by Reference.